SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 23, 2010

                           NewMarket Technology, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

     Nevada                        000-27917                  65-0729900
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(State of Incorporation or       (Commission File Number)   (I.R.S. Employer
  Organization)                                             Identification No.)

                         14860 Montfort Drive, Suite 210
                               Dallas, Texas 75254
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 386-3372
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Copies to:
                      Law Offices of Michael Littman, Esq.
                                7609 Ralston Road
                                Arvada, CO 80002
                              Phone: (303) 422-8127
                               Fax: (303) 431-1567

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14z-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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      SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
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Year
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On December 20, 2010,  NewMarket  Technology,  Inc. (the "Company")  amended its
Articles of Incorporation to reflect a reverse split of the Company's issued and outstanding common stock on a one new share for two-hundred old shares basis (1 for 200). The reverse split has a record date of November 3, 2010 and any fractional shares will be rounded up to the next whole share.

Upon approval of FINRA, the Company will effect the reverse split on December 27, 2010. Prior to the reverse split, the Company had 1,998,553,326 shares of common stock issued and outstanding. After the reverse split, the Company will have 9,992,930 shares of common stock issued and outstanding.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 23, 2010
                                      NEWMARKET TECHNOLOGY, INC.

                                      By:  /s/ Philip J. Rauch
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                                               Philip J. Rauch,
                                               Chief Financial Officer